EXHIBIT 23.2









         CONSENT OF INDEPENDENT ACCOUNTANTS









                                         CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement to Form SB-2 of Elite Pharmaceuticals, Inc. and Subsidiary (AElite@) of our report dated May 24, 1999, and June 14, 1999 as to note 12, relating to the consolidated financial statements of Elite for the years ended March 31, 1999 and 1998.

We also consent to the reference to us under the heading Experts.


                                                   Miller, Ellin & Company, LLP



                                                   CERTIFIED PUBLIC ACCOUNTANTS

November 3, 1999